SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): June 5, 2006

Intelsat, Ltd.

(Exact Name of Registrant as Specified in Charter)

Bermuda	000-50262	98-0346003
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

Wellesley House North, 2nd Floor, 90 Pitts Bay Road, Pembroke, Bermuda	HM 08
(Address of Principal Executive Offices)	(Zip Code)

(441) 294-1650

Registrant’s telephone number, including area code

n/a

(Former Address, If Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure.

As previously contemplated and disclosed in a press release issued by Intelsat, Ltd. on May 31, 2006, Intelsat (Bermuda), Ltd. (“Intelsat Bermuda”) has commenced an offering of $1.9 billion of senior notes due 2013 and 2016 (collectively, the “Offering”), in connection with its pending acquisition of PanAmSat Holding Corporation (the “Acquisition”).

Attached as Exhibit 99.1 hereto and incorporated by reference herein is a presentation of certain information relating to Intelsat Bermuda made in connection with the Offering, including certain information relating to the Acquisition and unaudited pro forma financial information of Intelsat Bermuda.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

99.1	Supplemental Regulation FD Disclosure Statement of Intelsat, Ltd., dated June 5, 2006*

*	This exhibit is furnished and is not “filed” for purposes of Section 18 of the Securities Exchange Act of 1934.

2

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: June 5, 2006

INTELSAT, LTD.

By:	/s/ Conny Kullman
Name:	Conny Kullman
Title:	Chairman

EXHIBIT INDEX

Exhibit Number	Description
99.1	Supplemental Regulation FD Disclosure Statement of Intelsat, Ltd., dated June 5, 2006*

*	This exhibit is furnished and is not “filed” for purposes of Section 18 of the Securities Exchange Act of 1934.